Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
INVENTORIES
9.	INVENTORIES

As of December 31, 2025 and 2024, the details of inventories are as follows:

	At December 31,
In thousands of USD	2025	2024
Raw materials	118,400	28,661
Work-in-progress	128,182	26,277
Finished goods	5,417	9,950
Total	251,999	64,888

During the years ended December 31, 2025 and 2024, an amount of US$89.3 million and nil, respectively was transferred from inventories and recognized as expense in cost of sales. Approximately US$595.9 million and US$16.7 million of inventories, respectively, was transferred to mining rigs. The Group recorded a write-down of inventories amounting to US$3.9 million and nil during the years ended December 31, 2025 and 2024.